Exhibit 10.2

FOURTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 7, 2013, is entered into by and among AECOM Technology Corporation, a Delaware corporation (the “Company”), the Subsidiaries of the Company identified on the signature pages hereto (collectively with the Company, the “Borrowers”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), with reference to the following facts:

RECITALS

A.                                    The Borrowers, the Lenders and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement, dated as of July 20, 2011, as amended by a First Amendment to Third Amended and Restated Credit Agreement dated as of April 11, 2012, a Second Amendment to Third Amended and Restated Credit Agreement dated as of June 21, 2012, and a Third Amendment to Third Amended and Restated Credit Agreement dated as of December 20, 2012 (collectively, the “Credit Agreement”), pursuant to which the Lenders provide the Borrowers senior revolving and letter of credit facilities.

B.                                    The Company, the Lenders identified therein and Bank of America, N.A., as administrative agent for such Lenders are entering into a Second Amended and Restated Credit Agreement, dated as of the date hereof (the “Amended and Restated Term Credit Agreement”), pursuant to which such parties shall amend and restate the Term Credit Agreement and which hereinafter shall govern the terms and conditions under which such Lenders shall provide term loans to the Company.

C.                                    The Credit Agreement and the Amended and Restated Term Credit Agreement contain several common covenants, definitions and other provisions.

D.                                    The Borrowers, the Administrative Agent and the Lenders wish to amend the Credit Agreement to make such common covenants, definitions and other provisions substantially consistent between the Credit Agreement and the Amended and Restated Term Credit Agreement.

NOW, THEREFORE, the parties hereby amend the Credit Agreement as follows:

1.                                      Defined Terms.  Any and all initially capitalized terms used in this Amendment (including, without limitation, in the recitals to this Amendment) without definition shall have the respective meanings assigned thereto in the Credit Agreement.

2.                                      Amendments to Credit Agreement.  The Credit Agreement is hereby amended to read in full as set forth on Exhibit “A” to this Amendment.

1

3.                                      Conditions Precedent.  The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions:

(i)                                     This Amendment.  The Administrative Agent shall have received this Amendment, duly executed by the Borrowers and the Required Lenders;

(ii)                                  Acknowledgement of Guarantors.  Each of the Guarantors shall have executed the Acknowledgement of Guarantors attached to the end of this Amendment; and

(iii)                               Effectiveness of the Amendment to Term Credit Agreement.  All conditions to the effectiveness of the Second Amended and Restated Term Credit Agreement dated as of the date of this Amendment and by and among the parties to the Term Credit Agreement shall have been satisfied or waived.

4.                                      Reaffirmation and Ratification.  The Borrowers hereby reaffirm, ratify and confirm all of their Obligations under the Credit Agreement and acknowledges that all of the terms and conditions of the Credit Agreement, as amended hereby, remain in full force and effect.

5.                                      Representations and Warranties.  The Borrowers hereby confirms that all representations and warranties of the Borrowers contained in Article V of the Credit Agreement or in any other Loan Document continue to be true and correct in all material respects on and as of the effective date of this Amendment, except (i) for representations and warranties which are qualified by the inclusion of a materiality standard, which representations and warranties shall be true and correct in all respects and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

6.                                      Events of Default.  No Default nor any Event of Default has occurred and is continuing under the Credit Agreement.

7.                                      Integration.  This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally.  All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.

8.                                      Counterparts.  This Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement.

9.                                      Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of New York.

[Rest of page intentionally left blank; signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

AECOM TECHNOLOGY CORPORATION
AECOM GLOBAL IRELAND SERVICES LIMITED
AECOM GLOBAL, INC.
AECOM GLOBAL IRELAND HOLDINGS LIMITED

By:	/s/ Wesley T. Shimoda
Name:	Wesley T. Shimoda
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Arthur Ng
Name:	Arthur Ng
Title:	Vice President

BANK OF AMERICA, N.A.,
as a Lender, a L/C Issuer and Swing Line Lender

By:	/s/ Arthur Ng
Name:	Arthur Ng
Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

BNP PARIBAS,
as a Syndication Agent

By:	/s/ Joseph Mack
Name:	Joseph Mack
Title:	Vice President

By:	/s/ Mary-Ann Wong
Name:	Mary-Ann Wong
Title:	Vice President

BNP PARIBAS,
as a Lender and a L/C Issuer

By:	/s/ Joseph Mack
Name:	Joseph Mack
Title:	Vice President

By:	/s/ Mary-Ann Wong
Name:	Mary-Ann Wong
Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

UNION BANK, N.A.,
as a Syndication Agent

By:	/s/ David J. Stassel
Name:	David J. Stassel
Title:	Vice President

UNION BANK, N.A.,
as a Lender and a L/C Issuer

By:	/s/ David J. Stassel
Name:	David J. Stassel
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Jason Krogh
Name:	Jason Krogh
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

WELLS FARGO BANK, N.A.,
as a Syndication Agent

By:	/s/ S. Michael St. Geme
Name:	S. Michael St. Geme
Title:	Managing Director

WELLS FARGO BANK, N.A.,
as a Lender and a L/C Issuer

By:	/s/ S. Michael St. Geme
Name:	S. Michael St. Geme
Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

COMPASS BANK,
as a Lender

By:	/s/ Randall Morrison
Name:	Randall Morrison
Title:	Executive Director

[Signature Page to Fourth Amendment to Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick D. Mueller
Name:	Patrick D. Mueller
Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement]

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Christopher Usas
Name:	Christopher Usas
Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Ling Li
Name:	Ling Li
Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ John Davey
Name:	John Davey
Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement]

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Christopher Winthrop
Name:	Christopher Winthrop
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Joyce P. Dorsett
Name:	Joyce P. Dorsett
Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

CAJA DE AHORROS Y MONTE DE
PIEDAD DE MADRID MIAMI AGENCY,
as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

AUSTRALIAN AND NEW ZEALAND BANKING GROUP LIMITED,
as a Lender

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement]

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Liam N. Golightley
Name:	Liam N. Golightley
Title:	Assistant Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Brandon C. Rolek
Name:	Brandon C. Rolek
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

COMERICA BANK,
as a Lender

By:	/s/ Elise M. Moore
Name:	Elise M. Moore
Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

ACKNOWLEDGMENT OF GUARANTORS

The undersigned (collectively, the “Guarantors”) hereby acknowledge and agree to the amendment of the Third Amended and Restated Credit Agreement (the “Credit Agreement”) contained in the attached Fourth Amendment to Third Amended and Restated Credit Agreement (the “Amendment”), acknowledge and reaffirm their respective obligations owing to the Lenders under their respective Guaranties, and agree that their respective Guaranties are and shall remain in full force and effect with respect to the Obligations under the Credit Agreement, as amended by the Amendment.  Although the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Guarantors understand that neither the Administrative Agent nor any Lender has any obligation to inform the Guarantors of such matters in the future nor any obligation to seek the Guarantors’ acknowledgement or agreement to future amendments to the Credit Agreement, and nothing herein shall create such a duty.  All capitalized terms used in this Acknowledgment of Guarantors without definition shall have the respective meanings set forth for such terms in the Credit Agreement.

Dated: As of June 7, 2013

AECOM TECHNOLOGY CORPORATION,
a Delaware corporation
AECOM GOVERNMENT SERVICES, INC.,
a California corporation
AECOM TECHNICAL SERVICES, INC.,
a California corporation
TISHMAN CONSTRUCTION CORPORATION,
a Delaware corporation
AECOM NATIONAL SECURITY PROGRAMS, INC.,
a Virginia corporation

By:	/s/ Keenan Driscoll
Name:	Keenan Driscoll
Title:	Attorney-in-fact

[Signature Page to Fourth Amendment to Credit Agreement]